March 3, 2008

ATV & Side-by-Side Vehicles Snowmobiles Victory Motorcycles PG&A 0.67 0.1 0.06 0.17 Polaris Overview Founded in 1954 Manufacturer of a diversified mix of high- quality, high-performance motorized products for recreational and utility use Manufacturing and distribution facilities located in Minnesota, Wisconsin, Iowa and South Dakota Highly productive non-union workforce - 3,200 strong Product innovation key to success National and international distribution system - 1,600 dealers in North America and 43 distributors and 6 subsidiaries in 130 countries Percentage of 2007 Sales By Product Line

Industry Overview Worldwide Market Size and % change 2007 vs. 2006 Top Three Competitors Industry Drivers Polaris Competitive Advantage ATVs 970,000 units Down 11% Honda Yamaha Suzuki Overall economic conditions New products Industry-leading performance and features; full line of products Side-by-Side Vehicles 280,000 units up 15% John Deere Yamaha Kawasaki New Customers New products New segments Hardest working, smoothest riding, easy customization Recreational RZR model Snowmobiles 165,000 units (season-end 3/31/07) Flat BRP Arctic Cat Yamaha Weather dependent Mature market 53 years of experience Strong brand recognition Motorcycles (Cruisers and Touring) 454,000 units (United States) Down 5% Harley Davidson Honda Yamaha Overall economic conditions New products Demographic trends Unique designs Highest quality American made

Consistent Financial Performance Dollars (in millions) Net Income Per Share from Continuing Operations 1998-2007 $3.28 to $3.40 Up 6% to 10% Sales from Continuing Operations 1998-2007 Up 3% to 5% * A reconciliation of the Company's calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation. Per Diluted Share 1993 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 0.41 0.47 0.5 0.46 0.42 0.41 0.38 0.38 0.37 0.41 0.66 Return on Shareholders' Equity from Continuing Operations 1998-2007 - Industry-Leading 1993 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 59 110 120 130 151 177 179 202 211 178 189 Before Changes in Current Operating Items and Deferred Taxes Cash Flow from Continuing Operations* 1998-2007 Dollars (in millions)

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 East 57 61 62 53 52 59 89 90 53 64 65 West 2 North 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East 14 40 38 52 40 49 76 73 67 132 308 103 West 38.6 34.6 31.6 North 46.9 45 43.9 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 0.36 0.4 0.44 0.5 0.56 0.62 0.92 1.12 1.24 1.36 1.52 West 31.6 North 43.9 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East 1 3 2.2 3 2.4 2.2 2.4 2.4 1.4 2.4 6.9 1.9 West 38.6 34.6 31.6 North 46.9 45 43.9 Consistent Financial Performance: Cash Flow Used to Fund... Capital Investments for Continuing Operations Shares Repurchased Cumulatively the Company has repurchased 31.1 million of 37.5 million authorized at an average price of $31.88 per share thru 12/31/07 Dividends In Millions Shares repurchased $ In Millions $65 - $70 Cash spent +12% Guidance Guidance (Per Share)

MOMENTUM

The Goals

- $2.2B in sales by 2009
- $150MM in net income by 2009
- $4.25 earnings per share by 2009

POLARIS
The Way Out.

1. Win in the Core

- Grow market share in snowmobiles and ATVs.
- Leverage PG&A and Financial Services to deliver superior total value.

2. Delivering Operational Excellence

- Industry-leading quality in every product line.
- > 5% productivity every year.
- A lean enterprise, driven by robust simple designs and a lean supply chain.

3. Growth - $500MM by 2009

- Victory – 5% share in cruiser and touring segments.
- *RANGER*™ – Dominate utility and recreation SxS market.
- International. Expand global presence by $50MM.
- Military.
- Enter at least one new adjacent market segment.

Supported By…

People and Culture

- Externally focused employee owners with a can-do drive to consistently deliver outstanding results.
- The best team in powersports.
- Passion to ride and win.

Technology

- Consistent, flawless introduction of compelling new products.
- Class-leading ride and handling.
- Control our destiny in powertrains.
- Class-leading information technology.

Brand

- Ever improving brand awareness and image through stronger, better, and bigger dealer network.
- Consistent advertising and brand support.

Awesome Products…Customer Focused…Results Driven

POLARIS

5

1. Win in the Core... Improving Our ATV and Snowmobile Businesses 2007 Results: Gained market share in all our businesses including core ATVs and snowmobiles Core ATVs and snowmobile dealer inventory was lower at yearend 2007 compared to 2006 More aggressive with advertising and sales promotions in 2007 to remain competitive in ATVs and snowmobiles Introduced innovative new products 2008 Objectives: Further reduce dealer inventory Industry leading Quality Successfully launch innovative model year 2009 new products 2005 2006 2007 2008 Sales 1240 1117 1195 1195 59 ATV Sales (Includes Side-by-Side vehicles) (millions) 2005 2006 2007 2008 Sales 257 157 179 185 5 Snowmobile Sales (millions) We Expect to Win in 2008 and Beyond Guidance Guidance Up 3% to 5% Up single digits percent +14% +7%

Accessorized RANGER RZR Includes: Sport Roof Half Windshield Front & Back Brushguards Lock n' Ride Racks Cargo Box Parts Garments & Accessories Highest margin product line (40+% gross margins) Leveraging installed base Focused on hot new products Victory Vision(tm) Introduced 100 Victory Vision accessories in 2007 RANGER RZR(tm) Introduced 75 RANGER RZR accessories in 2007 Military Growth through innovation 1st Qtr 2nd Qtr 3rd Qtr East 19 6 8 67 West 30.6 38.6 34.6 North 45.9 46.9 45 PG&A Sales Year ended December 31 67% ATV and Side-by-Side Vehicles 19% Snowmobile PG&A Sales by Business Line - 2007 6% Victory 8% General Merchandise 1. Win in the Core... Leverage PG&A 2005 2006 2007 2008 East 274 270 293 306 West 9 North Guidance Up 3% to 5% Dollars (in Millions) +9%

Wholesale credit 31% 1st Qtr 3rd Qtr 4th Qtr East 7 62 31 West 30.6 34.6 31.6 North 45.9 45 43.9 Other Activities 7% Retail Financing (HSBC & GE Bank) 62% Financial Services Income by Category - 2007 67% ATV 1. Win in the Core... Financial Services Financial Services Income consists of wholesale floorplan financing income; retail credit volume-based fee income; insurance and extended service contracts fee income Generated $45.3 million of income in 2007 from all financial services sources Wholesale Financing 50/50 Joint Venture with GE Provides floorplan financing to Polaris dealers in the United States Wholesale portfolio losses are within industry norms Expect lower income again in 2008 as dealer inventories and interest rates decline 2005 2006 2007 East 797 747 723 Wholesale Portfolio - Polaris Acceptance (millions) Receivable Portfolio 2005 2006 2007 East 14.2 17.1 13.9 Income from PA

2005 2006 2007 2008 East 22.2 27.1 28.2 5 West 5 North Income from HSBC and GE Bank Retail Credit Agreements (millions) 1. Win in the Core... Financial Services - Retail Credit Financing Polaris has two providers for Retail Credit in the United States: GE Money Bank provides close-end installment consumer and commercial credit to customers for both Polaris and non-Polaris products. HSBC provides revolving retail credit financing under the Polaris StarCard private label credit card program. HSBC arrangement expected to change in 2008 HSBC recently informed Polaris that it wants to make changes to a 2005 contractual arrangement currently in place to provide revolving retail credit financing for Polaris products. Polaris and HSBC are currently in discussions regarding the financing arrangement and at the present time management believes it is likely that it will be necessary for Polaris to forgo its volume-based fee income and/or absorb increased promotional support costs after March 1, 2008 in order to ensure that retail credit alternatives continue to be available for Polaris customers through HSBC. 2008 Retail Credit Income Guidance: The less favorable terms imposed by HSBC after March 1, 2008, combined with HSBC discontinuing the financing of non-Polaris products in July 2007 will likely result in a significantly lower income generated from the HSBC and GE Bank retail credit agreements for calendar 2008 in the range of $5 to $10 million compared to $28 million in 2007. $5 to $10 million Guidance

2. Delivering Operational Excellence... Strengthen Our Lean Cost Competitive Edge Striving for a "Toyota-like" level of operational excellence through three principles: Quality, Cost and Speed 2010 Goals: Quality: Improve consumer satisfaction by 50% by 2010 Cost: Reduce system-wide cost by over 20% by 2010 Speed: Improve speed to the consumer by 50% by 2010 Currently realizing results from initial efforts: 10% improvement in Quality for 2007 3% reduction in system-wide cost for 2007 15%+ improvement in speed to consumer for 2007 For 2008 we expect to improve even more Over time, Operational Excellence will transform our competitive position 2008 RANGER Crew(tm) The RANGER Crew which was brought to market in the fourth quarter 2007 was completed several months faster than would have been possible even a year ago. Speed will become a competitive weapon for Polaris going forward.

3. Grow $500 Million in our Growth Businesses by 2009 - Victory Motorcycles 2005 2006 2007 2008 Sales 99 113 113 116 5 Victory Sales 2007 Results: Entered new attractive segment - Luxury Touring - with two all new Vision models 2008 Objectives: Grow market share Penetrate the luxury touring market segment with a full year of Vision models Guidance Up single digits percent Custom Cruiser - Vegas Classic Cruiser - Kingpin Muscle Cruiser - Hammer Extreme Custom - Jackpot Touring (Soft) - KP Tour Touring (Hard) Luxury Tourer Opportunity Vision Tour(tm) Vision Street(tm)

Industry Leading Side-by-Side Vehicles 3. Grow $500 Million in our Growth Businesses by 2009 - Side-by-Side Vehicles Dominant SxS Line-Up RANGER RZR CREW 2007 Results: Aggressively Expanded RANGER(tm) in Utility Segment with the introduction of RANGER Crew(tm) Entered Emerging Recreation Segment with RANGER RZR(tm) #1 Quality Side-By-Side Vehicle Now represents 40% of total ATV $ sales 2008 Objectives: Dominate the side-by-side business Grow market share Successfully introduce innovative model year 2009 side-by-sides Up double digits percent

Polaris Estimate 2007 Market - $1.9 Billion Estimated Market Size For Polaris Products Polaris Subsidiaries France Australia/NZ UK Sweden/Norway Finland Russia Germany Italy Spain Portugal Others Japan 1999 2005 2006 2007 2008 East 68 233 233 258 270 15 North 45.9 46.9 International Sales $233 Expand Global Presence by $50 Million by 2009 3. Grow $500 Million in our Growth Businesses by 2009 - International Victory ATV Snowmobile PG&A East 1 66 17 16 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 International Revenue Mix Percent of 2007 Sales from Continuing Operations Victory 1% ATV/RANGER 66% Snowmobile 17% PG&A 16% $258 $233 Growth Opportunities Internationally Include: market share growth enter into additional markets and countries expand product offerings, like RANGER RZR(tm) in 2008 Dollars (in Millions) Guidance Continued Growth +11%

3. Grow $500 Million in our Growth Businesses by 2009 - Military 2007 Results: Received largest contract in history, $18 million Increased investment Enhanced product plan (gasoline and JP8 fueled vehicles specifically designed for military applications) Sales doubled from 2006 2008 Objectives: Grow the business Expand Military agency customers around the world. Growth Opportunity of $50-$75 Million by 2009 MV800 MVRS

Adjacent Markets Profitable Top Line Growth Migrate Polaris into at least one Adjacent Market Prefer new customer base Prefer new distribution channel Growth could come in the following way(s): Organic Strategic Alliance Acquisition Expect to announce opportunity later in 2008 3. Grow $500 Million in our Growth Businesses by 2009 - Businesses by 2009 ? ? ? ? ? ? Polaris Traditional Markets Snowmobiles ATVs PWC Work RANGER Widetrack Snowmobiles Fun/Lifestyle Victory Quadricycles Sport ATVs RANGER RZR(tm) Military MV Ranger Profitable Growth! ? ? ? Adjacent Market Growth Opportunities

2008 Year Guidance Full Year 2008 Full year 2008 earnings from continuing operations is expected to be in the range of $3.28 to $3.40 per diluted share, up 6% to 10% from $3.10 in 2007. Sales growth for full year 2008 is expected to be in a range of up 3% to 5% from 2007 sales of $1.78 billion. Sale guidance by business: ATVs, including RANGER(tm) - Up 3% to 5% Snowmobiles - Up single digits percent Victory motorcycles - Up in the single digits percent range PG&A - Grow at a similar pace as overall Company Gross margins expected to expand up to 100 basis points First Quarter 2008 First quarter 2008 earnings from continuing operations guidance range is $0.44 to $0.49 per diluted share up from Q1 2007 earnings of $0.34 per share. Sales in first quarter 2008 are expected to be up 15% to 18% from Q1 2007 due to higher ATV sales resulting primarily from continued growth from the RANGER side- by-side vehicle business, including the very successful RANGER RZR(tm) and PG&A sales growth resulting from the good snowfall in North America.

Appendix Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements. Regulation G Reconciliation Private Securities Litigation Reform Act of 1995 - Polaris Industries Inc. Disclosure Litigation Statement